Investor Highlights September 2019

Legal Disclosures Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal,” “guidance,” “outlook” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, September 9, 2019. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non- GAAP financial measures and a reconciliation of these measures to GAAP is included in the Defined Terms and Non-GAAP Reconciliations section of this presentation. About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is fast becoming a nationally recognized brand for rental homes, known for high-quality, good value and tenant satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, developing, renovating, leasing, and operating attractive, single-family homes as rental properties. As of June 30, 2019, we owned 52,634 single-family properties in selected submarkets in 22 states. Contact American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com 2

Table of Contents ➢ AMH At A Glance 4 ➢ Operational Update 5 ➢ Macro Landscape Drives Strong Demand 6 ➢ Cornerstones of the AMH Strategy 7 ➢ AMH Development 8-10 ➢ Investment Grade Balance Sheet 11 ➢ Financial Results 12-13 ➢ 2019 Guidance 14 ➢ Defined Terms and Non-GAAP Reconciliations 15-25 3

AMH At A Glance 52,634 high-quality Only Investment 2.6% Same Home Approx. $250 million properties in 22 Grade Rated 2Q19 Core NOI of retained annual states(1) balance sheet in after Capex cash flow(2) ~ 200,000 residents SFR sector growth(1) ~1,200 employees, 96.3% Same-Home of which over 800 2Q19 ending are field based or occupancy delivering customer percentage(1) Average property service(2) age of 15.7 years(1) Best-in-class call center and $12.3 billion total proprietary market technology Net Debt to capitalization(1) Adjusted EBITDAre of 4.7 x(1) (1) As of June 30, 2019 (2) As of December 31, 2018 4

Operational Update • Robust demand for our homes, with Same-Home 2Q19 Average Occupied Days Percentage of 95.7%, Strong a 40 basis point increase over 2Q18 Occupancy Levels • Leasing activity remains seasonally strong into late summer with Same-Home QTD August-2019 Average Occupied Days Percentage of 95.0% • Continued strong Same-Home blended leasing Continued spreads of 4.7% for 2Q19 Rental Rate Growth • 4.0% QTD August-2019 Same-Home blended leasing spread AMH Development • Successful execution of disaster relief and response Jacksonville, FL program: • To date, residents and employees safe and accounted for • “At risk” vacant homes successfully secured and boarded prior to storm • Leasing program strategically deactivated in affected markets prior to anticipated landfall and Hurricane through passage of storm Dorian Update • All affected markets now fully operational, with physical home inspections underway • Direct storm path avoided Florida • Impact to Georgia and Carolinas being evaluated – AMH Development based on initial inspections, damages expected to Jacksonville, FL be minor in nature 5

Macro Landscape Drives Strong Demand (1) Fundamental Shifts Support Single-Family Rental Demand Strong AMH Profile • Over 660,000 inbound sales calls to Las Vegas Leasing Call Center in 2018 • Approximately 29.5 million AMH website page views in 2018 with over 50% coming from mobile users • 20% year-over-year increase in 2Q19 prospective resident showings per available property • Trailing twelve month turnover rate has declined for 10 consecutive quarters, illustrating residents’ preference to stay longer in our homes Percentage of 30-Year Olds Hitting Life-Stage Milestones Mortgage Tax Savings No Longer There for Entry-Level Has Fallen Compared to Past Generations Home Buyers (1) Mortgage Interest and Property Taxes in Excess of Standard Tax Deduction(2) (1) Source: John Burns Real Estate Consulting, LLC Pub: Mar-19 (2) Source: John Burns Real Estate Consulting, LLC Pub: Mar-19. Assumes a married couple with a mortgage equal to 95% of median home price and a 1.5% property tax 6 rate. 2018 projected value assumes our forecasts of 6% home price appreciation and 4.6% mortgage rate.

Cornerstones of the AMH Strategy • Optimize AMH’s differentiated operating platform, with focus on consistent execution Operational • Balance centralized control and oversight, with local office touch Optimization • Enhance operating efficiencies with innovative and proprietary technology solutions • Management and execution of all stages of operational lifecycle with AMH internal personnel • Accretively expand portfolio by investing in AMH’s high growth markets and well diversified portfolio footprint • Focus on high quality properties in desirable neighborhoods and highly rated school districts to attract ideal Accretive Portfolio tenant profile: (1) high credit quality, (2) propensity to stay longer and (3) mentality to care for property as Growth & Optimization their “home” • Strengthen portfolio by adding superior quality “built-for-rental” homes from AMH Development and National Builder Programs, while actively disposing lower quality and underperforming homes • Utilize investment grade cost of capital advantage over SFR peers Financial • Maintain flexible and conservative balance sheet, while optimizing capital stack Flexibility • Accretively reinvest retained cash flow into external growth initiatives • Focused on delivering a superior customer experience to our residents Superior • Training and operational strategies designed to deliver responsive, efficient and convenient service Customer Service • Customer surveys and external ratings demonstrate our commitment to continued improvement 7

AMH Development – Revolutionizing the Industry Data driven insights from AMH’s years of experience formulate blueprint for the “perfect” rental home – made possible by AMH’s unique full lifecycle development capabilities and management platform. The AMH Developed Home Desirable Durable Efficient •Existing AMH submarkets with •Designed for durability and long- •Value engineering = superior proven strong demand term efficient maintenance: quality at significant discount to •“Neighborhood feel” and / or ✓Hard surface flooring market retail value: community amenities designed to ✓Solid surface countertops ✓Standardized floorplans based create emotional attachment ✓HVAC equipment & design on resident feedback and construction efficiency •Designed for today’s home ✓Cementitious siding ✓Square footage optimized to bed shopper: ✓Durability proven appliances / bath count ✓Designer finishes & colors ✓LED lighting ✓Open floor plans ✓Standardized finishes & SKUs for efficient construction & long- ✓Pet friendly features term maintenance 8

AMH Development – Revolutionizing the Industry Premium Return •Construction costs = significant discount to market retail value •Rental rate premium on higher quality home & finishes •More efficient expenditure profile Attractive Risk Profile •No AMH risk to pre-entitlement land •Zero “homebuilder like” sales process risk •Short vertical construction cycles, relative to other asset classes •Phased unit deliveries minimize lease-up risk Experienced Development Team •Senior leadership team comprised of multi-decade Represents states in which we have active AMH Development markets experienced professionals from national homebuilders •~100 total in-house professionals, most with experience at top national homebuilders Favorable AMH Market Trends Relative to National Averages Employment New Lease Rental Home Price Bolstering Existing Markets Growth(1) Rate Growth(2) Appreciation(3) •Continued investment into existing AMH markets US National Avg. US National Avg. 1.5% 4.6% HPA Index Change •On-the-ground operating intelligence enables land Avg. for AMH acquisition “sharp shooting” Markets 60.2% •Active development teams in approximately 15 markets All AMH Markets All AMH Markets since 2012 provides geographic diversity 2.1% 5.6% (1) Source: Bureau of Labor Statistics: June 2019 (2) Source: JBREC Single Family Rent Index for the twelve months ended June 2019 9 (3) Source: HPA Index of the FHFA through March 31, 2019

AMH Development – Case Study (Steele Forest) Community Highlights • Steele Forest Community located in Atlanta, GA • 64 total units: • 2,200 average square feet • Average 4 bed / 2.5 bath • Total project cost $13.7 million • Construction costs within 2.5% of budget • 6.0% average unit economic yield • First unit delivery 2Q18 • Project completed 2Q19 As of Aug-2019 • All 64 units completed • 95% occupied • Average ~ 10 day lease-up time per unit • Average actual rents > pro forma rents Development Timeline 2 mo. 4 mo. 6 mo. 8 mo. 10 mo. Land Project Acquisition Completion Planning Permit completion. Foundation Vertical Construction Lease-up. . 10

Investment Grade Balance Sheet Capital Structure (1) Debt Maturity Schedule (2) (4) $1,291 Fixed Rate Debt 23.3% (In millions)) Common Shares $956 & OP Units $919 69.5% Floating Rate $510 Debt 0.0% Preferred Shares 7.2% $10 $21 $21 $21 $21 $10 $10 $10 Current Liquidity (3) Revolving credit facility Asset-backed Securitizations Term Loan Facility Unsecured Senior Notes Principal Amortization Credit Ratings & Ratios Balance Sheet Philosophy Moody’s Investor Service Baa3 / (Stable) ✓ Maintain flexible investment grade ✓ Continue optimizing capital stack S&P Global Ratings BBB- / (Stable) balance sheet with diverse access and utilize investment grade to capital rating to reduce cost of capital Net Debt to Adjusted EBITDAre 4.7 x ✓ Expand sources of available capital ✓ Prudent retention of operating Debt and Preferred Shares to Adjusted EBITDAre 6.6 x as the Company and the SFR cash flow Fixed Charge Coverage 3.2 x sector evolves and matures Unencumbered Core NOI percentage 66.0% Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 2Q19 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP. (1) As of June 30, 2019 (2) As of June 30, 2019, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization. 11 (3) As of June 30, 2019, liquidity represents the sum of $119 million of cash on the balance sheet and $800 million of undrawn capacity under our revolving credit facility. (4) The unsecured senior notes have maturity dates in 2028 and 2029, and the asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.

Strong Same-Home Performance (Amounts in thousands, except property data) 2Q18 3Q18 4Q18 1Q19 2Q19 Number of Same-Home properties 40,618 40,618 40,618 40,618 40,618 Rents from single-family properties $ 181,334 $ 183,004 $183,777 $ 186,194 $ 188,881 Operating Highlights Fees from single-family properties 2,123 2,130 2,025 2,204 2,597 1 Bad debt expense (1,329) (2,165) (1,814) (1,295) (1,381) Increasing revenues driven by solid rental rate and Core revenues $ 182,128 $ 182,969 $ 183,988 $ 187,103 $ 190,097 occupancy growth R&M and turnover costs, net 14,526 15,682 12,352 13,364 15,208 Property tax, insurance and HOA fees, net 36,418 37,226 37,573 38,294 38,859 Property management expenses, net 14,799 15,392 14,528 14,718 15,462 2 Core property operating expenses $ 65,743 $ 68,300 $ 64,453 $ 66,376 $ 69,529 Long runway for continued operational optimization Core net operating income (“Core NOI”) 116,385 114,669 119,535 120,727 120,568 and cash flow growth Core NOI margin 63.9% 62.7% 65.0% 64.5% 63.4% Recurring Capital Expenditures 7,024 9,351 6,899 6,317 8,330 Core NOI after Capital Expenditures $ 109,361 $ 105,318 $ 112,636 $ 114,410 $ 112,238 3 Property Enhancing Capex – Resilient flooring $ 2,469 $ 3,381 $ 2,909 $ 4,144 $ 4,466 Best-in-class operating platform drives industry leading expenditure YOY growth in quarterly Core NOI after Capex (1) 3.5% 3.4% 3.6% 5.3% 2.6% efficiencies Average R&M, turnover, in-house maintenance $ 531 $ 616 $ 474 $ 484 $ 580 ∑ $ 2,154 and Recurring Capital Expenditures per property (1) Year-over-year percentage growth comparisons based on quarterly same-home populations presented in the Company’s supplemental for the respective period. 12

Industry Leading Efficiency Metrics (Dollars in thousands) 2Q18 3Q18 4Q18 1Q19 2Q19 Adjusted EBITDAre Margins Total revenues, excluding tenant charge-backs $ 229,950 $ 233,151 $ 234,032 $ 239,806 $ 247,304 Property operating expenses, net (65,515) (68,009) (64,612) (68,094) (70,518) Property management expenses, net (16,988) (17,214) (16,467) (19,054) (20,074) General & administrative expenses, net (9,157) (8,774) (7,936) (8,776) (9,563) Other expenses, net (88) (509) (683) (520) (585) Adjusted EBITDAre $ 138,202 $ 138,645 $ 144,334 $ 143,362 $ 146,564 Margin 60.1% 59.5% 61.7% 59.8% 59.3% Recurring Capital Expenditures (8,489) (11,467) (8,546) (7,860) (10,330) Leasing costs (3,111) (3,722) (3,047) (999) (1,130) Adjusted EBITDAre after Capex & Leasing Costs $ 126,602 $ 123,456 $ 132,741 $ 134,503 $ 135,104 Margin 55.1% 53.0% 56.7% 56.1% 54.6% Platform Efficiency Percentage Core revenues $ 228,349 $ 231,286 $ 232,659 $ 237,742 $ 244,611 Property management expenses, net $ 16,988 $ 17,214 $ 16,467 $ 19,054 $ 20,074 General & administrative expenses, net 9,157 8,774 7,936 8,776 9,563 Leasing costs 3,111 3,722 3,047 999 1,130 Total platform costs $ 29,256 $ 29,710 $ 27,450 $ 28,829 $ 30,767 Platform Efficiency Percentage 12.8% 12.8% 11.8% 12.1% 12.6% Note: Refer to the Defined Terms and Non-GAAP Reconciliations section of this presentation for definitions of metrics and reconciliations to GAAP. 13

2019 Guidance Guidance Summary Full Year 2019 Core FFO attributable to common share and unit holders $1.06 - $1.14 Same-Home Core revenues growth 3.2% - 4.2% Core property operating expenses growth 3.5% - 4.5% Core NOI growth 3.0% - 4.0% Core NOI After Capital Expenditures growth 2.6% - 3.6% Reconciliation of Core FFO attributable to common share and unit holders from 2018 to 2019 Guidance Midpoint Per FFO Share and Unit 2018 Core FFO attributable to common share and unit holders, as previously reported $1.06 Internal leasing costs (1) (0.02) 2018 Core FFO attributable to common share and unit holders, as conformed for internal leasing costs $1.04 Same-Home Core NOI growth 0.05 Non-Same-Home Core NOI growth (2) 0.05 General and administrative expense growth (0.01) Interest expense and preferred dividends increase (0.02) Share count increase (0.01) 2019 Core FFO attributable to common share and unit holders - Guidance Midpoint $1.10 Note: The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, total revenues and property operating expenses, or a reconciliation of the above-listed forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. (1) Adjustment amount reflects the portion of leasing costs that were previously capitalized and treated as a reduction to Adjusted FFO attributable to common share and unit holders that would be expensed under the new lease accounting standard ASU 2016-02, adopted by the Company on January 1, 2019. 14 (2) Reflects NOI from Non-Same-Home properties including contribution from 2018 and projected 2019 net acquisitions and dispositions. For 2019, we expect to add between $300.0 million and $500.0 million of properties to our portfolio, the timing of which is expected to be more heavily weighted towards the second half of the year.

Defined Terms and Non-GAAP Reconciliations Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period. This calculation excludes properties classified as held for sale. Core Net Operating Income ("Core NOI") and Same-Home Core NOI After Capital Expenditures Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as total revenues, excluding expenses reimbursed by tenant charge-backs and other revenues, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share- based compensation expense and expenses reimbursed by tenant charge-backs. A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has been taken out of service as a result of a casualty loss. Core NOI also excludes (1) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, (2) noncash gain or loss on conversion of shares or units, (3) gain or loss on early extinguishment of debt, (4) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (5) gain or loss on sales of single-family properties and other, (6) depreciation and amortization, (7) acquisition fees and costs expensed incurred with business combinations and the acquisition of properties, (8) noncash share-based compensation expense, (9) interest expense, (10) general and administrative expense, (11) other expenses and (12) other revenues. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. We further adjust Core NOI for our Same-Home portfolio by subtracting recurring capital expenditures to calculate Same-Home Core NOI After Capital Expenditures, which we believe provides useful information to investors because it more fully reflects our operating performance after the impact of all property-level expenditures, regardless of whether they are capitalized or expensed. Core NOI and Same-Home Core NOI After Capital Expenditures should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). 15

Defined Terms and Non-GAAP Reconciliations The following are reconciliations of core revenues, Same-Home core revenues, core property operating expenses, Same-Home core operating expenses, Core NOI, Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures to their respective GAAP metrics for the trailing five quarters (amounts in thousands): Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2019 2019 Core revenues Total revenues $ 264,483 $ 280,052 $ 270,316 $ 279,204 $ 281,860 Tenant charge-backs (32,917) (44,152) (33,917) (39,952) (35,303) Bad debt expense (1,616) (2,749) (2,367) - - Other revenues (1,601) (1,865) (1,373) (1,510) (1,946) Core revenues 228,349 231,286 232,659 237,742 244,611 Less: Non-Same-Home core revenues 46,221 48,317 48,671 50,639 54,514 Same-Home core revenues $ 182,128 $ 182,969 $ 183,988 $ 187,103 $ 190,097 Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2019 2019 Core property operating expenses Property operating expenses $ 98,843 $ 113,600 $ 99,475 $ 106,684 $ 104,591 Property management expenses 18,616 18,865 18,105 20,709 21,650 Noncash share-based compensation - property management (423) (341) (217) (293) (346) Expenses reimbursed by tenant charge-backs (32,917) (44,152) (33,917) (39,952) (35,303) Bad debt expense (1,616) (2,749) (2,367) - - Internal leasing costs (1) 1,773 2,451 2,171 - - Core property operating expenses 84,276 87,674 83,250 87,148 90,592 Less: Non-Same-Home core property operating expenses 18,533 19,374 18,797 20,772 21,063 Same-Home core property operating expenses $ 65,743 $ 68,300 $ 64,453 $ 66,376 $ 69,529 (1) Adjustment amount reflects the portion of leasing costs that were previously capitalized, that would be expensed under the new lease accounting standard ASU 2016-02, adopted by the Company on January 1, 2019. 16

Defined Terms and Non-GAAP Reconciliations Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2019 2019 Net income $ 25,898 $ 30,281 $ 34,734 $ 33,091 $ 40,304 Loss on early extinguishment of debt 1,447 - - - 659 Gain on sale of single-family properties and other, net (3,240) (4,953) (7,497) (5,649) (13,725) Depreciation and amortization 78,319 79,940 81,123 81,161 82,840 Acquisition fees and costs expensed 1,321 1,055 1,538 834 970 Noncash share-based compensation - property management 423 341 217 293 346 Interest expense 31,978 30,930 30,691 31,915 32,571 General and administrative expense 9,677 9,265 8,402 9,435 10,486 Other expenses 1,624 1,069 3,745 1,024 1,514 Other revenues (1,601) (1,865) (1,373) (1,510) (1,946) Internal leasing costs (1) (1,773) (2,451) (2,171) - - Core NOI 144,073 143,612 149,409 150,594 154,019 Less: Non-Same-Home Core NOI 27,688 28,943 29,874 29,867 33,451 Same-Home Core NOI 116,385 114,669 119,535 120,727 120,568 Less: Same-Home recurring capital expenditures 7,024 9,351 6,899 6,317 8,330 Same-Home Core NOI After Capital Expenditures $ 109,361 $ 105,318 $ 112,636 $ 114,410 $ 112,238 (1) Adjustment amount reflects the portion of leasing costs that were previously capitalized, that would be expensed under the new lease accounting standard ASU 2016-02, adopted by the Company on January 1, 2019. 17

Defined Terms and Non-GAAP Reconciliations Credit Metrics We present the following selected metrics because we believe they are helpful as supplemental measures in assessing our ability to service our financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands). Debt and Preferred Shares to Adjusted EBITDAre June 30, 2019 Total Debt $ 2,881,774 Preferred shares at liquidation value 883,750 Total Debt and Preferred Shares $ 3,765,524 Adjusted EBITDAre - TTM $ 572,905 Debt and Preferred Shares to Adjusted EBITDAre 6.6 x Fixed Charge Coverage For the Trailing Twelve Months Ended Jun 30, 2019 Interest expense per income statement $ 126,107 Less: noncash interest expense related to acquired debt (1,466) Less: amortization of discount, loan costs and cash flow hedge (7,271) Add: capitalized interest 8,219 Cash interest 125,589 Dividends on preferred shares 53,569 Fixed charges $ 179,158 Adjusted EBITDAre - TTM $ 572,905 Fixed Charge Coverage 3.2 x 18

Defined Terms and Non-GAAP Reconciliations Net Debt to Adjusted EBITDAre June 30, 2019 Total Debt $ 2,881,774 Less: cash and cash equivalents (119,176) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (49,032) Net Debt $ 2,687,900 Adjusted EBITDAre - TTM $ 572,905 Net Debt to Adjusted EBITDAre 4.7 x Unencumbered Core NOI Percentage For the Three Months Ended Jun 30, 2019 Unencumbered Core NOI $ 101,614 Core NOI $ 154,019 Unencumbered Core NOI Percentage 66.0% 19

Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre / Adjusted EBITDAre after Capex and Leasing Costs / Adjusted EBITDAre Margin / Adjusted EBITDAre after Capex and Leasing Costs Margin EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for the net gain or loss on sales / impairment of single-family properties and other and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition fees and costs expensed incurred with business combinations and the acquisition of individual properties, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (4) gain or loss on early extinguishment of debt, (5) gain or loss on conversion of shares and units and (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. Adjusted EBITDAre after Capex and Leasing Costs is a supplemental non-GAAP financial measure calculated by adjusting Adjusted EBITDAre for (1) recurring capital expenditures and (2) leasing costs. Adjusted EBITDAre Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDAre divided by total revenues, net of tenant charge-backs and adjusted for unconsolidated joint ventures. Adjusted EBITDAre after Capex and Leasing Costs Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDAre after Capex and Leasing Costs divided by total revenues, net of tenant charge-backs and adjusted for unconsolidated joint ventures. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. 20

Defined Terms and Non-GAAP Reconciliations The following is a reconciliation of net income, determined in accordance with GAAP, to EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre after Capex and Leasing Costs, Adjusted EBITDAre Margin and Adjusted EBITDAre after Capex and Leasing Costs Margin for the trailing five quarters (amounts in thousands): Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2019 2019 Net income $ 25,898 $ 30,281 $ 34,734 $ 33,091 $ 40,304 Interest expense 31,978 30,930 30,691 31,915 32,571 Depreciation and amortization 78,319 79,940 81,123 81,161 82,840 EBITDA $ 136,195 $ 141,151 $ 146,548 $ 146,167 $ 155,715 Net (gain) on sale / impairment of single-family properties and other (1,704) (4,393) (4,435) (5,145) (12,796) Adjustments for unconsolidated joint ventures - - - 554 747 EBITDAre $ 134,491 $ 136,758 $ 142,113 $ 141,576 $ 143,666 Noncash share-based compensation - general and administrative 520 491 466 659 923 Noncash share-based compensation - property management 423 341 217 293 346 Acquisition fees and costs expensed 1,321 1,055 1,538 834 970 Loss on early extinguishment of debt 1,447 - - - 659 Adjusted EBITDAre $ 138,202 $ 138,645 $ 144,334 $ 143,362 $ 146,564 Recurring capital expenditures (1) (8,489) (11,467) (8,546) (7,860) (10,330) Leasing costs (3,111) (3,722) (3,047) (999) (1,130) Adjusted EBITDAre after Capex and Leasing Costs $ 126,602 $ 123,456 $ 132,741 $ 134,503 $ 135,104 Total revenues $ 264,483 $ 280,052 $ 270,316 $ 279,204 $ 281,860 Less: tenant charge-backs (32,917) (44,152) (33,917) (39,952) (35,303) Adjustments for unconsolidated joint ventures - - - 554 747 Bad debt expense (1,616) (2,749) (2,367) - - Total revenues, net of tenant charge-backs and adjustments for unconsolidated joint ventures $ 229,950 $ 233,151 $ 234,032 $ 239,806 $ 247,304 Adjusted EBITDAre Margin 60.1% 59.5% 61.7% 59.8% 59.3% Adjusted EBITDAre after Capex and Leasing Costs Margin 55.1% 53.0% 56.7% 56.1% 54.6% (1) As a portion of our homes are recently developed, acquired and / or renovated, we estimate recurring capital expenditures for our entire portfolio by multiplying (a) current period actual recurring capital expenditures per Same-Home Property by (b) our total number of properties, excluding newly acquired non-stabilized properties and properties classified as held for sale. 21

Defined Terms and Non-GAAP Reconciliations FFO / Core FFO / Adjusted FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition fees and costs expensed incurred with business combinations and the acquisition of properties, (2) noncash share-based compensation expense, (3) noncash interest expense related to acquired debt, (4) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (5) gain or loss on early extinguishment of debt, (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, and (7) the allocation of income to our participating preferred shares in connection with their redemption. Adjusted FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting Core FFO attributable to common share and unit holders for (1) recurring capital expenditures that are necessary to help preserve the value and maintain functionality of our properties and (2) capitalized leasing costs incurred during the period. As a portion of our homes are recently developed, acquired and/or renovated, we estimate recurring capital expenditures for our entire portfolio by multiplying (a) current period actual recurring capital expenditures per Same-Home Property by (b) our total number of properties, excluding newly acquired non-stabilized properties and properties classified as held for sale. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO and Adjusted FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provide useful information to investors because they allow investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO, Core FFO and Adjusted FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. 22

Defined Terms and Non-GAAP Reconciliations Platform Efficiency Percentage Management costs, including (1) property management expenses, net of tenant charge-backs and excluding noncash share-based compensation expense, (2) general and administrative expense, excluding noncash share-based compensation expense and (3) leasing costs, as a percentage of total portfolio rents and fees. The following table is a reconciliation of Platform Efficiency Percentage to its respective GAAP metrics for the trailing five quarters (amounts in thousands): Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2019 2019 Property management expenses $ 18,616 $ 18,865 $ 18,105 $ 20,709 $ 21,650 Less: tenant charge-backs (1,205) (1,310) (1,421) (1,362) (1,230) Less: noncash share-based compensation - property management (423) (341) (217) (293) (346) Add: internal leasing costs (1) 1,773 2,451 2,171 - - Property management expenses, net 18,761 19,665 18,638 19,054 20,074 General and administrative expense 9,677 9,265 8,402 9,435 10,486 Less: noncash share-based compensation - general and administrative (520) (491) (466) (659) (923) General and administrative expense, net 9,157 8,774 7,936 8,776 9,563 Leasing costs 3,111 3,722 3,047 999 1,130 Less: internal leasing costs (1) (1,773) (2,451) (2,171) - - Leasing costs, net 1,338 1,271 876 999 1,130 Platform costs $ 29,256 $ 29,710 $ 27,450 $ 28,829 $ 30,767 Total revenues $ 264,483 $ 280,052 $ 270,316 $ 279,204 $ 281,860 Less: tenant charge-backs (32,917) (44,152) (33,917) (39,952) (35,303) Less: other revenues (1,601) (1,865) (1,373) (1,510) (1,946) Less: bad debt expense (1,616) (2,749) (2,367) - - Total portfolio rents and fees $ 228,349 $ 231,286 $ 232,659 $ 237,742 $ 244,611 Platform Efficiency Percentage 12.8% 12.8% 11.8% 12.1% 12.6% (1) Adjustment amount reflects the portion of leasing costs that were previously capitalized, that would be expensed under the new lease accounting standard ASU 2016-02, adopted by the Company on January 1, 2019. 23

Defined Terms and Non-GAAP Reconciliations Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Recurring Capital Expenditures For our Same-Home portfolio, recurring capital expenditures includes replacement costs and other capital expenditures recorded during the period that are necessary to help preserve the value and maintain functionality of our properties. For our total portfolio, we calculate recurring capital expenditures by multiplying (a) current period actual recurring capital expenditures per Same-Home property by (b) our total number of properties, excluding newly acquired non-stabilized properties and properties classified as held for sale. 24

Defined Terms and Non-GAAP Reconciliations Retained Annual Cash Flow Retained Annual Cash Flow is a non-GAAP financial measure that we believe is helpful as a supplemental measure in assessing the Company’s liquidity. We compute this metric by reducing Adjusted FFO by common distributions. The following is a reconciliation of net income, determined in accordance with GAAP, to FFO/Core FFO/Adjusted FFO attributable to common share and unit holders, and Retained Annual Cash Flow (amounts in thousands): Dec 31, 2018 Net income attributable to common shareholders $ 23,472 Adjustments: Noncontrolling interests in the Operating Partnership 4,424 Net (gain) on sale / impairment of single-family properties and other (12,088) Depreciation and amortization 318,685 Less: depreciation and amortization of non-real estate assets (7,352) FFO attributable to common share and unit holders 327,141 Adjustments: Internal leasing costs (1) (7,984) Acquisition fees and costs expensed 5,225 Noncash share-based compensation - general and administrative 2,075 Noncash share-based compensation - property management 1,358 Noncash interest expense related to acquired debt 3,303 Loss on early extinguishment of debt 1,447 Remeasurement of participating preferred shares (1,212) Redemption of participating preferred shares 32,215 Core FFO attributable to common share and unit holders 363,568 Recurring capital expenditures (35,888) Leasing costs (12,603) Internal leasing costs (1) 7,984 Adjusted FFO attributable to common share and unit holders 323,061 Common distributions (69,441) Retained Annual Cash Flow $ 253,620 (1) Adjustment amount reflects the portion of leasing costs that were previously capitalized and treated as a reduction to Adjusted FFO attributable to common share and unit holders that would be expensed under the new lease accounting standard ASU 2016-02, adopted by the Company on January 1, 2019. 25